                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):          May 16, 2002
                                                 -------------------------------



                              THOUSAND TRAILS, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



         Delaware                          1-14645                75-2138671
-------------------------------     ------------------------   ----------------
(State or other jurisdiction of     (Commission File Number)   (I.R.S. employer
incorporation or organization)        identification no.)



2711 LBJ Freeway, Suite 200, Dallas, TX                             75234
---------------------------------------                        -----------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:              (972) 243-2228
                                                               -----------------


--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 16, 2002, Thousand Trails, Inc. (the "Company") dismissed Arthur Andersen LLP as its independent auditor and appointed Grant Thornton LLP as its independent auditor for the fiscal year ending June 30, 2002. The change in auditors was approved by the Company's Board of Directors based upon the unanimous recommendation of the Audit Committee. The change was effective May 16, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have cause it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

During the years ended June 30, 2001 and 2000, and through the date hereof, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 16, 2002.

         Exhibit 99   Press Release dated May 16, 2002.



                                       2
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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  THOUSAND TRAILS, INC.
                                                  (Registrant)


Date:    May 16, 2002                       By:   /s/ William J. Shaw
                                                  ------------------------------
                                                  William J. Shaw
                                                  President and
                                                  Chief Executive Officer


                                       3
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                                  EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------
         16       Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 16, 2002.

         99       Press Release dated May 16, 2002.